COMMERCE EXECUTIVE CENTER, INC.
                      1975 E. Sunrise Boulevard, 5th Floor
                            Fort Lauderdale, FL 33304

         Agreement of Lease entered into at the City of Fort Lauderdale, County of Broward this 1st day of August, 2001.

By and between:            Commerce Executive Center, Inc., a body politic and
                           duly incorporated, having its principal place of business in Fort Lauderdale, Florida duly authorized to execute this Lease. (Hereinafter called the "Lessor")

                           Party of the first part

and                        ValuSALES
                           -----------------------------------------------------

                           -----------------------------------------------------

                           Represented by: Jeffrey Harrell
                           -----------------------------------------------------
                           (Hereinafter called the "Lessee")

                           Party of the second part

                                   1. PREMISES

         Lessor hereby Leases to Lessee, on the terms and conditions set forth below, the premises situated at 1975 E. Sunrise Boulevard ("Real Estate"), Suite #538, (hereinafter referred to as "Premises") which said Premises form part of the Commerce Executive Center. See Exhibit A Floor Plan:

                                 2. TERM & RENT

         (A) TERM. The Lease is made for a term of 6 months, unless the term is ended sooner as hereinafter provided by this Lease, commencing on the 1st day of August, 2001, and terminating on the 31st day of January, 2001, (hereinafter referred to as "Term")

         (B) RENT. Lessee shall pay a base rental of $325.00 plus 6% sales tax ("Base Rent") payable on the first day of each month.

         For the purpose of this Lease, the term "Rent" will mean all amounts payable by Lessee under this Lease, including, monthly Base Rentals, additional monthly charges, fees for services and any other amounts due by Lessee to Lessor. Rent is payable in full without any deduction, abatement or set-off whatsoever.

                               3. SECURITY DEPOSIT

         Lessee will pay to Lessor, upon the execution of this Lease by Lessee, $625.00, as a security deposit to be held by Lessor as security for Lessee's performance of all its covenants and obligations under this Lease ("Security Deposit"), applied first for any damages caused by Lessee during this Lease and thereafter to apply against any Rent or sums owed by Lessee to Lessor hereunder and that may remain unpaid at the termination of this Lease. Lessor shall have the right to inspect the Premises prior to expiration of the Term and within a reasonable time after the expiration of the Term of the Lease, Lessor will return to Lessee as much of the Security Deposit as remains unappropriated by Lessor without interest. A 30 day written notice is required in order to receive a security deposit refund.

                          4. ADDITIONAL MONTHLY CHARGES

         A. In addition to the above mentioned rental, Lessee will pay to Lessor, in advance, on the first day of each month, the following additional monthly charges:

1.    Telephone equipment              $       N/A                    8.  Access Control         $
                                        --------------                                            --------------
2.    Voice Mail                       $       N/A                    9.  Address Service        $      Incl.
                                        --------------                                             -------------
3.    Dictation Service                $       N/A                    10.  Parking Spaces        $
                                        --------------                                             -------------
4.    Answering Service                $       N/A                    11.                        $
                                        --------------                                             -------------
5.    Mailbox Service                  $       Incl.                  12.                        $
                                        --------------                                             -------------
6.    Conference Room                  $       Incl.                  13.                        $
                                        --------------                                             -------------
7.    Business, Water,                                                14.                        $
        & Services Taxes               $       N/A                                                --------------
                                        --------------                15.                        $
                                                                                                  --------------

         B. All sales taxes shall be due and payable on all sums paid in consideration of this Lease. All taxes, charges, costs, assessments and expenses that Lessee assumes or agrees to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the failure of Lessee to pay those items and all other damages, costs, expenses and sums that Lessor may suffer or incur, or that may become due by reason of any default of Lessee or failure by Lessee to comply with the terms and conditions of the Lease, shall be deemed to be additional rent and in the event of non-payment, Lessor shall have all the rights and remedies as herein provided for failure to pay rent.

                               5. SPECIAL SERVICES

                                                                                Yes               No
                                                                                ---               --
         -    one desk                                                                             X
                                    -----------------------                     ------           ------
         -    one executive chair                                                                  X
                                    -----------------------                     ------           ------
         -    two guest chairs                                                                     X
                                    -----------------------                     ------           ------
         -    one filing cabinet                                                                   X
                                    -----------------------                     ------           ------
         -    __________
                                    -----------------------                     ------           ------
         -    other
                                    -----------------------                     ------           ------
         -
                                    -----------------------                     ------           ------
         -
                                    -----------------------                     ------           ------
         -
                                    -----------------------                     ------           ------

         B. All other services offered by Lessor will be charged at a rate to be determined by Lessor, according to the utilization of such services by Lessee and will be payable by Lessee immediately upon receipt of an invoice therefor.

         C. Lessee shall pay to Lessor an amount equal to Lessee's proportionate share of any and all taxes with respect to the Premises and his use of the Premises.

         D. Lessee shall be responsible for any and all charges pertaining to and with Bell South.

         E.  (i)  Lessee will pay $ N/A for his office sign.
                                  -----

             (ii) Lessee's Name: (Print) ___________________________________
                  __________________________________________________________
                  Lessee's Initial:  N/A
                                   -------

                                     6. USE

         A. The Premises are intended for the use of 3 person(s) only. No adjustment in the number of persons occupying the Premises will be made without the prior written consent of Lessor.

         B. The Premises shall be used only for general office purposes and in accordance with the use permitted under applicable zoning regulations, and the rules and regulations of Lessor. Lessee will not use or occupy the Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations and orders of all agencies of the Federal, State and City governments, and any other public authority having jurisdiction over the Premises.

                          7. ASSIGNMENT AND SUBLETTING

         Lessee will not assign, sublet or transfer this Lease without obtaining the prior written consent of Lessor, which consent is in Lessor's sole discretion without liability to Lessee.

                                 8. HOLDING OVER

         In the event that Lessee shall not immediately surrender the Premises on the date of expiration of the Term, Lessee shall by virtue of the provisions hereof become a Lessee by the month at a rental equal to the monthly Rent hereunder plus a charge equal to 30% of the monthly Rent provided the Premises has not been Leased to another tenant, in which case Lessee must forthwith vacate the Premises upon receipt of a notice by Lessor to that effect.

                              9. LATE PAYMENT FEES

         If Lessee fails to pay any Rent to Lessor on the due date, late payment fees automatically will be assessed against Lessee in an amount equal to ten percent (10%) of the monthly Rent (as defined in Sections 2 & 4), which Rent and late fee charges will be payable forthwith upon invoice by Lessor to that effect.

                             10. COVENANTS OF LEASE

         Lessee, its employees, agents, servants and invitees will conduct its (their) business in a first class reputable manner and in such a manner as to be compatible with other tenants in the Building and will also conducts its (their) business in such a way as not to interfere with the work of Lessor's employees, agents, servants and invitees.

                            11. MAINTENANCE BY LESSEE

         Lessee will keep the Premises and its fixtures and equipment in clean, safe and sanitary condition, and will, at the termination of the Lease, surrender the Premises clean and in the same order and condition in which they were on the commencement of the Term of the Lease, ordinary wear and tear excepted. Any and all damages to the Premises and its fixtures and equipment will be the sole responsibility of Lessee and the Security Deposit shall be applied against damages.

         Lessor shall have no obligations to make any repairs, improvements or alterations whatsoever to the Demised Premises and to the executive office complex except as hereinafter specified. During the term of the Lease, Lessor shall maintain the interior common area of the executive office complex. In addition, Lessor, shall provide to the executive office complex furnished reception area, mail area, secretarial services on a first come, first serve basis, common area maintenance services between the hours of 9:00 a.m. to 5:00 p.m. Monday through Friday (except legal holidays) and janitorial services to be done after business hours. Lessor shall not be required to make any repairs or perform any maintenance to any area of the executive office complex which are required by, related to, or arise out of negligence, fault or misfeasance of the Lessee, its employees, agents, and invitees, licensees, or customers, in which event, the Lessee shall be responsible therefor.

                             12. LESSEE'S EQUIPMENT

         Lessee may install or operate computers, copy machines, word processors, telex, fax or postage machines without the prior written consent of Lessor, but not machinery, equipment or supplies that may be construed as a fire hazard. Lessee shall be responsible for all costs and expenses where Lessee requires additional electric outlets or capacity or service.

                      13. ENTRY FOR REPAIRS AND INSPECTIONS

         Lessee will permit Lessor, or its representatives, to enter the Premises, at all reasonable times to examine, inspect and protect same, and to make such alterations and/or repairs as, in the sole judgment of Lessor, may be deemed necessary to maintain or protect the Premises. Lessee shall permit Lessor, or its representatives, to enter the Premises without liability for any emergency situation.

         Lessee will also permit entry by Lessor to exhibit the same to prospective tenants during the last 2 months of the Term of the Lease.

                                  14. INDEMNITY

         Lessee will indemnify and hold harmless Lessor from and against any loss, damage, claim, cost, expenses or liability occasioned by or resulting from any default hereunder or any wilful or negligent act or omissions on the part of Lessee, its agents, employees, or invitees, or persons permitted on the Premises by Lessee. Notwithstanding anything to the contrary such indemnification shall survive the termination of the Lease.

                              15. DEFAULT OF LESSEE

         In the event of any default by Lessee under the terms of this Lease, then the following provisions may apply:

         A.  Administration Charges, NSF Checks
             ----------------------------------

         A Fifty ($50.00) Dollars bank administration charge shall apply to all Lessee's NSF checks or other checks not accepted by Lessee's or Lessor's respective banks.

         B.  Indemnity
             ---------

         In the event that Lessor is required to retain or engage the services of an attorney to enforce performance or the fulfillment by Lessee of the obligations incumbent upon it hereunder, Lessor shall be entitled to demand from Lessee without prejudice, all judicial costs otherwise payable by Lessor. In addition, an amount or fifteen percent (15%) shall be paid by Lessee to Lessor for additional administrative expenses incurred in connection with enforcing performance and fulfillment by Lessee.

         C.  Possession
             ----------

         In the event that, as a result of Lessee's breach and failure to perform or execute any of its obligations under the present Lease, Lessor elects to cancel and terminate this Lease, Lessor shall have the right to enter into and take possession of the Premises and change the locks thereof, and restrict Lessee's access to the Building.

         D.  Additional Rights
             -----------------

         Furthermore, in the event of any default hereunder, Lessor shall have the right to cancel and terminate this Lease as well as all of the right, title and interest of Lessee hereunder, and Lessor shall become the owner of any and all of Lessee's equipment.

                         16. NO REPRESENTATION BY LESSOR

         Neither Lessor nor any agent or employee of Lessor has made any representations or promises with respect to the Premises or the Real Estate, except as herein expressly set forth. Lessee, by taking possession of the Premises, shall accept the same "as is".

                                  17. INSURANCE

         A. During the term of the Lease and for any further time that Lessee shall occupy the Leased Premises, Lessee shall obtain and maintain at his expense all the insurance required for Lessee to operate and maintain his business, such as fire, property loss and damage, workman compensation, employers liability insurance and personal injury insurance that Lessor may require from time to time. Tenant shall lodge with Landlord duplicate originals or certificates of such insurance at or prior to the commencement date hereof, together with evidence of paid-up premiums, and shall lodge with Landlord renewals thereof at least fifteen (15) days prior to expiration of any such policies (including, with restriction, the company or companies with which the PROPERTY or any part thereof is insured and the Fire Underwriters Association).

                             18. OPERATING EXPENSES

         The Tenant shall pay the proportionate share which is _______% of any increase from the Base Year from January 1st to December 31st and any portion thereof:

         1. All expenses incurred by the Landlord in connection with the operation, administration, ownership, repair, maintenance, painting, supplies, etc., of the property; excluding structures;

         2. All utilities, services included, air conditioning, heating ventilation, water & sewer;

         3. Salaries, wages, pension, medical, other benefits, payroll, taxes, workers compensation, unemployment insurance;

         4. Cost of Insurance required to operate the building;

         5. All Real Estate Taxes & other taxes now or hereinafter charged assessed or levied;

         6. Any alterations to the property rendered necessary by any public or quasi-public authority having jurisdiction therein.

                           19. DESTRUCTION OF PREMISES

         A. In the event of a partial destruction of the Premises during the term hereof which shall not have resulted from the fault or negligence of Lessee, its employees, agents, or invitees, Lessor shall repair the same, provided the repairs can be made under the laws and regulations of applicable governmental authorities. Any partial destruction shall neither annul nor void this Lease. Lessee shall be entitled to a proportionate reduction of rent while the repairs are being made, any proportionate reduction being based on the proportionate amount of the Premises being rendered untenantable. This Lease shall continue in full force and effect and the Base Rent will be proportionately reduced. Lessor shall have the option to move lessee to comparable space within the Building without reduction of rent, failing which availability of space, Lessee may terminate this Lease.

         B. In the event of total destruction, this Lease shall be terminated.

                       20. EMPLOYMENT OF LESSOR EMPLOYEES

         During the term of this lease, and up to one year after termination of this lease, Lessee agrees not to hire or employ any of employees of Lessor. In the event that Lessee shall breach such agreement, Lessee shall be liable to Lessor for, and shall pay to Lessor on demand, liquidated damages in the sum of $10,000.00 for each employee with respect to whom such breach shall occur, it being mutually agreed by the parties that the foregoing provision for liquidated damages is reasonable and that actual damage which would be sustained by Lessor as the result of any such breach cannot be ascertained with reasonable certainty at this time.

                                21. REGISTRATION

         Lessee shall not register this Lease, nor any part thereof, at length or be memorial, against the title of the immoveable property of which the Premises are part under the pain of nullity.

                                   22. WAIVERS

         The failure of Lessor to insist on a strict performance of any of the terms and conditions hereof shall not be deemed a waiver of the rights or remedies that Lessor may have regarding that specific instance only and also shall not be deemed a waiver of any subsequent breach or default in any terms and conditions.

                                23. GOVERNING LAW

         This Lease shall be construed and governed by and Lessee hereby submits to the jurisdiction of the laws of the State of Florida.

                                 24. RELOCATION

         Lessor shall have the right at any time and from time to time until the expiration of the Term to relocate Lessee from the Premises to another part and premises of the Building designated by Lessor. In the event that any such relocation shall take place after the commencement of the Term, Lessor shall pay reasonable costs incidental to the relocation of Lessee.

                               25. EMERGENCY NAMES

         Name & Address                                       Tel. No.

1. Jeffrey Harrell                                        954-295-5091
   --------------------------------------                ---------------------

2. Murray Bowen                                           786-269-5441
   --------------------------------------                ---------------------

3. Michael C. Accia                                       954-295-7970
   --------------------------------------                ---------------------

                              26. OTHER CONDITIONS

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                                       9

         IN WITNESS WHEREOF, the parties have signed on the date and the place hereinabove first mentioned.

                                               COMMERCE EXECUTIVE CENTER

                                               LESSOR

/s/ Chelby Joseph                              Per: /s/   (Illegible)
------------------------------                     -----------------------------
Witness

                                               LESSEE

/s/ Chelby Joseph                              Per: /s/   Jeffrey Harrell
------------------------------                     -----------------------------
Witness                                               LESSEE

                                    GUARANTEE

         And hereunto intervenes the undersigned who, have taken communication of the foregoing Lease and hereby declaring himself well and truly satisfied therewith, hereby binds himself as principal guarantor and obligor, and not as surety, jointly and severally with the Lessee therein, in consideration of the execution of this Lease by Lessor, for the performance of all of the obligations of Lessee thereunder including the payment of all Rent payable, expressly waiving all of his rights to the benefits of division, discussion, subrogation and notice of default and, thus, making the whole his own personal affair.


                                            /s/ Jeffrey Harrell
                                           -------------------------------------
                                           Name

                                           -------------------------------------
                                           Address

                                           -------------------------------------
                                           City

                                           -------------------------------------
                                           Postal Code

                                           -------------------------------------
                                           Phone Number

                                           -------------------------------------
                                           Social Security Number

                                           -------------------------------------
                                           Driver's License Number
                                           (Attach Photocopy)


/s/ Chelby Joseph                          /s/   Jeffrey Harrell
-------------------------                  ------------------------------------
Witness                                    Guarantor



                                       10